SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 31, 1999



                              Vista Bancorp, Inc.
             (Exact name of registrant as specified in its charter)



         New Jersey                       0-21264                  22-2870972
(State or other jurisdiction            (Commission             (I.R.S. employer
      of incorporation)                 file number)                Id. No.)



305 Roseberry Street, P.O. Box 5360, Phillipsburg, New Jersey         08865
(Address of Principal Executive Offices)                            (Zip Code)




Registrant's telephone number, including area code:  (908) 859-9500



Former name or former address, if changed from last report:  Not Applicable.

                               VISTA BANCORP, INC.
                                    FORM 8-K


Item 1.  Changes in Control of Registrant

          Not Applicable.


Item 2.  Acquisition or Disposition of Assets.

          Not Applicable.


Item 3.  Bankruptcy or Receivership.

          Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

          Not Applicable.


Item 5. Other Events.

          At the Registrant's Board Meeting of February 19, 1999, the directors authorized the continuation of the Stock Buy-Back Plan with additional purchases up to 100,000 shares of its issued and outstanding common stock, from time to time, in open market purchases, through a licensed broker-dealer in accordance with the terms, conditions and restrictions contained in Rule 10b-18. Purchases will be made upon the completion of the initial program that was adopted by the directors on August 21, 1998.


Item 6.  Resignations of Registrant's Directors.

          Not Applicable.


Item 7.  Financial Statements and Exhibits.

          The press release of the Registrant with respect to the stock buy back is attached hereto and incorporated by reference in its entirety herein.

Item 8.  Change in fiscal year.

          Not Applicable


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VISTA BANCORP, INC.
                                          (Registrant)


Date:  March 31, 1999                     /s/ William F. Keefe
                                          -------------------------------------
                                          William F. Keefe, Executive Vice
                                          President and Chief Financial Officer